SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     --------------------------------------

                                 Date of Report
                       (Date of earliest event reported)

                                  June 28, 2000


                        PROVIDIAN FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                        1-12897                   94-2933952
------------------------       ------------------------      -------------------
(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

           201 Mission Street
       San Francisco, California                                       94105
----------------------------------------                         ---------------
(Address of principal executive offices)                            (Zip Code)


                                 (415) 543-0404
                    --------------------------------------
                        (Registrant's telephone number,
                             including area code)

                                       N/A
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 5.  Other Events.

     On June 28, 2000, the Registrant issued a press release announcing a final settlement agreement with the Office of the Comptroller of the Currency, the San Francisco District Attorney's Office and the California Attorney General. The press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99     Registrant's press release dated June 28, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDIAN FINANCIAL CORPORATION
                                                  (Registrant)


Date:  July 6, 2000                      By: /s/ Robert Rowe
                                            ------------------------------------
                                            Robert Rowe
                                            Senior Vice President, Associate
                                            General Counsel and Assistant
                                            Secretary

                                  EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------

Exhibit 99                  Registrant's press release dated June 28, 2000.